UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005 (February 16, 2005)

PROVINCE HEALTHCARE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-31320	62-1710772

(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

105 Westwood Place
Suite 400
Brentwood, TN	37027

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 370-1377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

     Item 2.02. Results of Operations and Financial Condition.

     On February 16, 2005, Province Healthcare Company issued a press release, announcing its financial results for the fourth quarter and year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Section 9 – Financial Statements and Exhibits

     Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

Exhibit 99.1	Copy of press release issued on February 16, 2005 by Province Healthcare Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVINCE HEALTHCARE COMPANY
By:	/s/ Steven R. Brumfield
Steven R. Brumfield
Vice President and Controller

Date: February 17, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Copy of press release issued on February 16, 2005 by Province Healthcare Company.